PROSPECTUS
                                                                October 27, 1995



Lexington Strategic Investments Fund, Inc.

P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663 Toll Free: Sales-1-800-367-9160
                 1-201-845-7300
         Service-1-800-526-0056

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        Lexington  Strategic  Investments  Fund,  Inc.  (the  "Fund")  is an
    open-end diversified management investment company. The Fund's principal investment objective is capital appreciation. Current income is a secondary objective. The investment concentration of the Fund's assets is currently in the common stock of gold and other precious metals mining companies. The Fund may also invest in bullion. As the highest production of gold and other precious metals is currently taking place in the Republic of South Africa, management anticipates that a major portion of the Fund's Portfolio will continue to consist of securities of issuers of that area. The Fund seeks the benefits of investing in gold and other precious metals securities, but it is also subject to the risks involved in such investments. See Investment Objective and Policies on page 3.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

        Shares of the Fund are being offered at a price equal to the net asset value per share plus a sales charge of 5.75% of the offering price (6.10% of the net amount invested) subject to reductions on purchases in single transactions of $10,000 or more.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated October 27, 1995 which provides a further discussion of certain matters in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

        Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

                                    FEE TABLE

Shareholder Transaction Expenses (as a percentage of the offering price)
Maximum sales charge imposed on purchases ................................ 5.75%
                                                                           ----
Annual Fund Operating Expenses (as a percentage of average net assets):

    Management fees ...................................................... 0.82%
                                                                           ----
    Other expenses ....................................................... 0.88%
                                                                           ----
        Total Fund Operating Expenses .................................... 1.70%
                                                                           ====


Example:                                        1 year  3 years 5 years 10 years
                                                ------  ------- ------- --------
You would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual
  return and (2) redemption at the end
  of each period .............................  $73.79  $107.99  $144.49 $246.81

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. Shareholder Servicing Agents acting as agents for their customers may provide administrative and recordkeeping services on behalf of the Fund. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. (For more complete descriptions of the various costs and expenses, see "Investment Adviser and Distributor" and "How to Purchase Shares" below.) The Expenses and Example appearing in the table above are based on the Fund's expenses for the period from July 1, 1994 to June 30, 1995. The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

    The Fund charges an annual fee of $25 per account for accounts of any size without a current mailing address.

                              FINANCIAL HIGHLIGHTS

    The Fund was originally organized as a Texas corporation on May 13, 1974 under the name Strategic Investments Fund, Inc. The Fund was re-organized as a Maryland corporation under its present name on June 8, 1992. Lexington Management Corporation became the Fund's investment adviser on December 13, 1991.

    The table below includes certain financial highlights of the Fund's investment results for periods prior to the Fund's re-organization during which the Fund was managed by a different investment adviser.

    The following Financial Highlights Table for the four years ended June 30, 1995 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. The Financial Highlights for the one year period ended June 30, 1991 has been audited by Cheshier & Fuller, Inc., Independent Auditors. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information is available upon request and without charge.

Selected Per Share Data for a share outstanding throughout the period:

Year ended June 30,                 1995      1994      1993     1992      1991       1990      1989      1988       1987      1986
                                    ----      ----      ----     ----      ----       ----      ----      ----       ----      ----

Net asset value, beginning of
  period.........................  $2.48     $2.30     $1.26    $2.54     $2.63      $3.08     $3.45     $6.01      $3.46     $5.95
Income (loss) from investment
  operations:
  Net investment income..........    .04       .04       .03      -         .04        .12       .17       .24        .36       .30
  Net realized and unrealized
    gain (loss) on investments...    .03       .18      1.01    (1.27)     (.04)      (.43)     (.33)    (2.50)      2.53     (2.48)
Total income (loss) from
  investment operations..........    .07       .22      1.04    (1.27)      -         (.31)     (.16)    (2.26)      2.89     (2.18)

Less distributions:
  Dividends from net investment
    income.......................   (.04)     (.04)      -       (.01)     (.09)      (.14)     (.21)     (.30)      (.34)     (.31)
Net asset value, end of period...  $2.51     $2.48     $2.30    $1.26     $2.54      $2.63     $3.08     $3.45      $6.01     $3.46
Total return*....................  2.47%     9.26%    82.54%  (50.14%)   (0.17%)   (11.28%)    4.56%)  (39.70%)    89.24%   (38.30%)
Ratios to average net assets:
  Expenses, before reimbursement.  1.70%     1.76%     3.76%    2.82%     1.98%      1.71%     1.80%     1.52%      1.38%     1.46%
  Expenses, net of reimbursement.  1.70%     1.76%     2.78%    2.50%     1.85%      1.59%     1.62%     1.52%      1.38%     1.46%
  Net investment income (loss),
    before reimbursement.........  1.54%     2.00%     2.05%   (0.10%)    1.51%      3.13%     5.36%     4.48%      6.77%     6.90%
Net investment income............  1.54%     2.00%     3.03%    0.22%     1.64%      3.25%     5.54%     4.48%      6.77%     6.90%
Portfolio turnover ..............115.91%    25.66%     4.80%   13.92%    12.48%     73.25%     0.32%    22.75%     18.96%    20.83%
Net assets at end of period
  (000's omitted)................$94,059   $73,500   $43,816  $14,402   $32,070    $34,407   $46,075   $55,798   $108,125   $65,620

*Sales load is not reflected in total return.

                             DESCRIPTION OF THE FUND

    The Fund, a Maryland corporation (formerly, Strategic Investments Fund, Inc.), is an open-end diversified management investment company.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is capital appreciation. Current income is a secondary objective.

    As a fundamental policy the Fund intends to concentrate its investments in securities of companies engaged in exploration, mining, processing, fabrication and distribution of natural resources (hydrocarbons, minerals, metals of silver, gold, uranium, platinum and copper). Accordingly, the Fund will have at least 25% of the value of its assets invested in such securities except during unusual and adverse economic conditions that may exist in the natural resource industry.

    The Fund's policy under normal conditions is to select investments so that a minimum of 80% of its gross income will be derived from sources outside of the United States, and so that at least 50% of the value of its assets will be securities of foreign corporations. The investment concentration of the Fund's assets is currently in the common stock of gold and other precious metals mining companies. The Fund may also invest in bullion which includes gold, silver, platinum and palladium. As the highest production of gold and other precious metals is currently taking place in the Republic of South Africa, management anticipates that a major portion of the Fund's portfolio will continue to consist of the securities of issuers of that area. If the Fund's management, after review by the Board of Directors, decided to de-emphasize investment in gold and other precious metals mining shares, the Fund would sell precious metals mining shares and buy shares of securities related to other natural resources.

    At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

    The Fund's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed rate of return and calls for resale of the securities at a specified time and price. The total amount received on repurchase would exceed this price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate of the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.

    Although management will attempt to achieve the Fund's objective, there can be no assurance that they will be achieved.

                               RISK CONSIDERATIONS

    The Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold and other precious metals and the securities of various related companies throughout the world. A substantial portion of the Fund's investments should be in the securities of foreign issuers. There can be no assurance that the Fund's objective will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program. Although there is some degree of risk in all investments, there are special risks inherent in the Fund's policies of investing in the securities of companies engaged in mining or processing gold and other precious metals. These risks include:

    1. FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected.

    2. POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. The two largest national producers of gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of gold. Under South African law, the one authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends significantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to economic and political developments.

    3. INVESTMENTS IN PRECIOUS METALS. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, bullion earns no income return. Appreciation in the market price of such metals is the sole manner in which the Fund will be able to realize gains on its investment in bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

    4. INVESTMENTS IN FOREIGN SECURITIES. A substantial portion of the Fund's investments will be in the securities of foreign issuers. Investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Publicly available information concerning issuers located outside the U.S. may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. corporations. Accounting and auditing practices and financial reporting requirements vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. Government supervision and regulation of foreign securities exchanges and markets, securities listed on such exchanges or traded in such markets and brokers, dealers, banks and other financial institutions who trade the securities in which the Fund may invest is generally less extensive than in the U.S., and trading customs and practices may differ substantially from those prevailing in the U.S. The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets, which may result in reduced liquidity of securities traded in such markets. Investments in foreign securities are also subject to currency fluctuations. For example, when the Fund's assets are invested primarily in securities denominated in foreign currencies, an investor can expect that the Fund's net asset value per share will tend to increase when the value of U.S. dollars is decreasing as against such currencies. Conversely, a tendency toward decline in net asset value per share can be expected when the value of U.S. dollars is increasing as against such currencies. Changes in net asset value per share as a result of foreign exchange rate fluctuations will be determined by the composition of the Fund's portfolio at any given time. Further, it is not possible to avoid altogether the risks of expropriation, burdensome or confiscatory taxation, moratoriums, exchange and investment controls or political or diplomatic events which might adversely affect the Fund's investments in foreign securities or restrict the Fund's ability to dispose of such investments. However, to the extent that a substantial portion of the Fund's portfolio is invested in American Depository Receipts ("ADR's") or other securities which can be sold for United States dollars and for which market quotations are readily available, the Fund is able to minimize such risks.

    5. TAX AND CURRENCY LAWS. The Fund's transactions in bullion may, under some circumstances, preclude its qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Internal Revenue Code. The Fund may make investment decisions without regard to the effect on its ability to qualify under Subchapter M of the Internal Revenue Code, if deemed appropriate by LMC (see "Tax Matters"). In addition, changes in the tax or currency laws of the U.S. (including, for example, reinstatement of an interest equalization tax as was previously in effect) and of foreign countries may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment program.

    6. UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. securities markets) than would be the case with investments in the securities of publicly traded U.S. companies, particularly because the price of gold may be affected by unpredictable international monetary policies, economic and political conditions, governmental controls, conditions of scarcity and surplus, and speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold to a variety of economic factors which normally would not affect other types of investments.

    7. INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS. Substantial amounts of gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in gold, several new markets have developed in the United States. In connection with this legalization of gold ownership, the U.S. Treasury and the International Monetary Fund

       ("IMF") embarked upon programs to dispose of substantial amounts of gold bullion. The last sale by the U.S. Treasury was carried out in November 1979 and May 1980 marked the completion of the IMF's program.

    8. EXPERTISE OF THE INVESTMENT ADVISER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment adviser than is the case for most mutual funds because of the need to evaluate the factors identified above.

    Although the concentration of investments by the Fund in securities of foreign issuers engaged in the mining of gold and precious metals may involve special considerations and additional investment risks, management believes that selective investment in such securities may offer a greater return than shares of domestic industrial issuers.

    In addition, the production and marketing of gold and other precious metals may be affected by the actions of certain governments and changes in existing governments of the largest gold producing countries. Economic and political conditions and objectives prevailing in these countries may have direct effects on the production and marketing of newly produced gold and sales of central bank gold holdings. Unsettled political conditions prevailing in South Africa and neighboring countries may pose certain risks to the Fund's investments in South African issuers. The ability of the Fund to invest in South African companies may also be affected by changes in American laws or regulations relating to foreign investments.

                             INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) The Fund will concentrate its investments in securities of companies engaged in exploration, mining, processing, fabrication and distribution of natural resources (hydrocarbons, minerals, metals of silver, gold, uranium, platinum and copper). Accordingly, the Fund will have at least 25% of the value of its assets invested in such securities except during unusual and adverse economic conditions that may exist in the natural resource industry.

    (2) The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

    (3) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) the Fund may pledge its gold or its other precious metals or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

    (4) The Fund will not make loans, except that, to the extent appropriate under its investment program~ the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (5) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Investments in gold bullion or other precious metals shall not be deemed an investment in a commodity subject to the Fund's investment restrictions. Transactions in which bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of bullion for cash will not be subject to this restriction.

    The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described bellow are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    (2) The Fund will not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

    (3) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

    The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently ten directors (of whom seven are non-affiliated persons) who meet four times each year. The Statement of Additional Information contains additional information regarding the directors and officers of the Fund.

Portfolio Manager

    Robert W. Radsch, CFA, is Vice President and Portfolio Manager of the Fund. He is also Vice President of Lexington Management Corporation. Prior to joining Lexington in July 1994, he was Senior Vice President, Portfolio Manager and

Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis having managed precious metals and international funds for more than 13 years. Mr. Radsch is a graduate of Yale University with a B.A. degree and holds an M.B.A. in Finance from Columbia University.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    LMC, P.O. Box 1515/Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies. Lexington Funds Distributor, Inc. ("LFD") is the distributor of shares of the Fund.

    LMC is paid an investment advisory fee at the annual rate of 1.00% of the first $30 million on the daily net assets of the Fund at 0.75% on the daily net assets of the Fund in excess of $30 million. In the fiscal year ended June 30, 1995, LMC earned $902,569 in management fees from the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

    The minimum initial investment for a shareholder is $1,000 and minimum subsequent investments are $50. The public offering price of shares of the Fund is their net asset value per share next determined after receipt and acceptance of the purchase order at the office of LMC, plus the applicable sales charge, if any. Lower sales charges are applicable to larger transactions as shown in the following table:

                                    Sales Charge As     Sales Charge As    Dealer Concessions
                                   Percentage of the   Percentage of Net   as a Percentage  of
Amount of Purchase                     Offering         Amount Invested    the Offering Price
------------------                 -----------------   -----------------   -------------------
Less than $10,000 ..................    5.75%                6.10%               5.00%
$10,000 but less than $25,000 ......    5.50%                5.82%               5.00%
$25,000 but less than  $100,000 ....    4.75%                4.99%               4.25%
$100,000 but less than $250,000 ....    3.75%                3.90%               3.25%
$250,000 but less than $500,000 ....    2.50%                2.60%               2.00%
$500,000 but less than $1,000,000 ..    2.00%                2.04%               1.50%
Over $1,000,000 ....................  negotiable

    Commissions are paid to securities dealers who have selling agreements with LFD and are members of the National Association of Securities Dealers, Inc. From time to time, LFD may reallow the entire sales commission to selected dealers who sell or are expected to sell significant amounts of shares during specified time periods. During periods when 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The sales commission, as set forth in the table above, will be applicable to purchases made at one time by an individual or an individual and spouse and their children under the age of 21, or a trustee or fiduciary purchasing securities for a single trust, estate or a single fiduciary account, even though more than one beneficiary is involved. This, however, does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of shares of the Fund jointly or through a trustee, agent, custodian or other representative of such group of individuals. The sales charges will also be applicable to purchases made at one time by employees of tax exempt organizations enumerated in Sections 501(c)(3) or (13) of the Internal Revenue Code and the employee benefit plans qualified under Section 401 of the Internal Revenue Code and also to employee benefit plans not qualified under Section 401, provided employees' contributions are made by means of periodic payroll deductions or otherwise in such manner that the total amount to be invested by all individuals in the group at one time is remitted in one sum to the Fund together with a tabulation indicating the amounts to be applied to the benefit of each such individual.

    Shares of the Fund may be purchased at any time at net asset value without a sales charge by the following: (a) Officers, Directors and employees of the Fund, the Investment Adviser, the Distributor, broker-dealers who have currently effective sales agreements with the Distributor and affiliates of such companies including their spouses and children; (b) any trust, pension or profit sharing or other benefit plan for the persons described in item (a), above; (c) any employee benefit plan subject to minimum requirements with respect to number of employees or amount of contribution which may be established by LFD; (d) accounts advised or managed by LMC and its affiliates; (e) trust companies and bank trust departments for funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (f) registered investment advisors; (g)
organizations that provide administrative services to (e) and (f) above; (h) broker-dealers who maintain omnibus accounts with the Fund. Broker-dealers who process such orders for their customers may charge a fee for these services; and
(i) persons who have redeemed their Fund shares within the previous 45 days. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds. In order to exercise this privilege, an order for the purchase of shares must be received by the Fund or LFD within 45 days after redemption; and (j) persons who have previously paid a sales charge and exchanged their shares into another eligible Lexington Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the exchange proceeds. If the shareholder has realized a gain on the redemption or exchange, the transaction is taxable as a sale of Fund shares and reinvestment will not alter any Federal tax payable. Net asset value purchases under item
(a)-(g) above are made upon the written assurance that the purchase is made for investment purposes and the shares purchased may not be resold except through redemption by the Fund.

Net Asset Value: The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days' or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors.

    Generally, trading in foreign securities, as well as United States Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors.

    Precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time (not less frequently than quarterly) determines in good faith to reflect most accurately its fair market value. In accordance with current Board of Directors' policy, management of the Fund employs the mean between the closing bid and asked quotations for precious metals as supplied by one or more Toronto or New York broker dealers or banks in its computation of the net asset value of Fund shares; the Board retains the ultimate responsibility in this matter. Securities for which (i) market quotations are not readily available, or (ii) readily available quotations are deemed, by the Board of Directors, in good faith, not to be representative of the value of securities held by the Fund, as well as any other assets held in the Fund's portfolio, are valued at fair value as determined in good faith by, or under the supervision of, the Fund's officers in a manner specifically authorized by the Board of Directors; the Board retains the ultimate responsibility in this matter. Each foreign security held in the Fund's portfolio is valued as of the close of the New York Stock Exchange in U.S. dollars. Repurchase agreements and certificates of deposit of maturities of less than 60 days are stated at cost.

    For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major bank.

Letter of Intent: Any person may sign a letter indicating his intention to invest a certain amount in shares of the Fund within a period of 13 months. All purchases made during this period are then at the reduced sales charge applicable to the total amount of the intended investment. A price readjustment will be made on shares previously purchased within 90 days of signing a Letter of Intent if requested by the shareholder. If a shareholder (including spouse and children under the age of 21) already owns shares of the Fund, the reduced sales charge applicable to all purchases under the Letter of Intent is the charge which would apply to a single purchase of such amount plus the net asset value of shares of the Fund already owned.

    Dividends and distributions of capital gains paid in shares of the Fund at net asset value will not apply towards the completion of the Letter of Intent. The signing of a Letter of Intent does not bind the investor to purchase the full amount indicated, but the investor must complete the intended purchase to obtain the reduced sales charge. The Letter of Intent provides that the transfer agent will hold in escrow, shares valued at 5% of the amount of the intended purchase to assure payment of additional sales charges if the intended purchase amount is not made. The shareholder is required to remit to LFD the amount of the additional sales charges applicable to shares already purchased because of such reduced investment. If the shareholder does not pay such difference within 20 days after receipt of a written request, the transfer agent will redeem the number of escrowed shares necessary to realize such difference in sales charges and the balance, if any, of the escrow shares will then be released. A form of Letter of Intent is included in the purchase application.

Shareholder Servicing Agents: The Fund may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account history and purchase and redemption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Accumulation Privilege: In determining the applicable sales charge, the amount of a shareholder's investment will be considered as the amount of the purchase plus the total net asset value of all shares of the Fund already owned by the shareholder (including spouse and children under the age of 21). The reduced sales charge applies to the total amount of money then being invested and not just to the portion of such amount which exceeds the break point above which a reduced sales charge applies. It is the responsibility of the shareholder to notify the transfer agent or LFD in writing that a purchase qualifies for a reduced sales charge.

The Open Account: By investing in the Fund, shareholders appoint State Street Bank and Trust Company (the "Agent") as their representative, to establish an Open Account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares. Stock certificates will be issued for full shares and only when requested in writing. Unless payment for shares is made by Federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

Automatic Investing Plan with "Lex-O-Matic": A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

Terms of Offering: The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's retirement plan programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent. If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss, the Fund reserves the right to redeem shares owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in the Fund.

Account Statements: The Agent will send shareholders who are either purchasing or redeeming shares of the Fund a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share and the total amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address or dividend option occurs. Shareholders are urged to retain their account statement for tax purposes.

                              HOW TO REDEEM SHARES

By Mail: Send to the Agent (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed  which  are  held  by  shareholders;  (3)  signature  guarantees,  when required; and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. The Agent's address can be found on the back cover of this prospectus. The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form. Shareholders who have questions regarding the requirements for redeeming shares, may call the Fund at the toll-free number on the front cover of this Prospectus prior to submitting a redemption request. The redemption price may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund at the time of redemption.

    Checks for redemption proceeds will be mailed within seven days of receipt of all required documents in proper form but will not be mailed until checks in payment for the shares to be redeemed have been cleared which may take up to 15 days. (See "Redemption of Shares" in the Statement of Additional Information).

By Telephone: The telephone redemption privilege is established by checking the box on your account application. Shareholders who have previously established accounts and wish to have the telephone redemption privilege may call our Shareholder Services Department at 1-800-526-0056 between 9:00 A.M. and 5:00 P.M. Eastern Time and request a Telephone Authorization Form.

    Shareholders redeeming at least $1,000 worth of shares (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at 1-800-526-0056 Monday-Friday between 9 A.M. and 4 P.M. Eastern Time. A telephone redemption in good order will be processed at the net asset value of the Fund next determined. There is a maximum telephone redemption limit of $25,000.

    The redemption proceeds will be made payable to the registered shareholder(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a shareholder's address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction. (See Telephone Exchange/Redemption Provisions).

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $25,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; and (c) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a federally or state chartered credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notary publics are not acceptable guarantors.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption; (b) on a separate instrument of assignment ("stock power") which should be completed and specify the total number of shares to be redeemed; or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 other than as a result of a change in net asset value and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

    The Fund charges an annual fee of $25 per account registration for accounts of any size without current mailing addresses to defray the higher cost to the Fund of maintaining these accounts, including the costs associated with ongoing attempts to locate shareholders of such accounts. The fee will be charged to each applicable account on or about December 15th.

                              SHAREHOLDER SERVICES

Exchange Privilege

    Shares of the Fund may be exchanged for shares of Lexington Money Market Trust on the basis of relative net asset value per share, without sales charge, at the time of the exchange. Shares purchased at the public offering price
(including shares purchased at net asset value) that were exchanged into Lexington Money Market Trust may be exchanged back into the Fund at net asset value. In the event shares of Lexington Strategic Investments Fund being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund.

    Shareholders may exchange all or part of their shares, subject to the conditions described herein. The Exchange Privilege enables a shareholder to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned, and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange requirement. Shareholders must provide the account number of the existing account. Any exchange between funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange. The transfer agent currently imposes a $10 charge for exchange transactions.

Telephone Exchange/Redemption Provisions-Exchange or redemption instructions may be given in writing or by telephone. Telephone exchanges/redemptions may only be made if a Telephone Authorization form has been previously executed and filed with LFD. This privilege is not available on retirement accounts. Telephone exchanges/redemptions are permitted only after a minimum of 7 days have elapsed from the date of a previous telephone exchange/redemption. However, written redemption requests are not subject to this restriction. (See "How to redeem by mail").

    Telephonic exchanges/redemptions can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange/redemption by telephone in the Lexington Funds. All accounts involved in a telephone exchange must have the same registration and dividend option as the account from which the shares were transferred, and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By accepting the telephone exchange and telephone redemption privilege as signed for on the new account application you appoint LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, authorize and direct LFD to act upon any instructions from any person by telephone for exchange or redemption of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agree that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account subject to the procedures outlined below. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. (LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.) If the Shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Telephone Authorization forms and prospectuses of the other Funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the Funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Telephone Authorization form must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. Any telephone exchange or redemption orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee is required on the letter of instruction or accompanying completed stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to pay dividends semi-annually from net investment income and net capital gain income annually (December) if earned and as declared by its Board of Directors.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax on any of its income.

    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Dividends from foreign corporations, interest income, and short-term capital gains, do not qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

    Under certain circumstances, the Fund may elect to "pass-through" to its shareholders income taxes or any other creditable taxes paid by the Fund to foreign governments during the year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to certain limitations) claim a foreign tax credit for such amount.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of creditable foreign taxes "passed through", will be sent to shareholders promptly after the end of each year.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences does not address the treatment of foreign shareholders, and is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion in the Statement of Additional Information of federal income tax considerations relevant to an investment in the Fund. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of his investment in the Fund, including any state and local taxes which may apply to him.

                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends paid by the Fund. Dividends are comprised of net realized capital gains and net investment income.

    Performance will vary from time to time and past results are not necessarily representative of future results. It should be remembered that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index and Standard & Poor's 500 Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.

            CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as the Custodian for the Fund's investments and assets. In addition, Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC.

    State  Street  Bank  and  Trust  Company,   225  Franklin  Street,   Boston,
Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Fund.

    Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York 10022, will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending June 30, 1996.

                                OTHER INFORMATION

    The Fund is an open-end diversified management investment company. The Fund was originally incorporated as a Texas corporation on May 13, 1974 with 200,000,000 no par value shares authorized. The Fund was re-organized as a corporation under the laws of the State of Maryland on June 8, 1992. The Fund has authorized capital of 1,000,000,000 shares of common stock $.001 par value.

    Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Code of Ethics adopted by the Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. Both the Adviser and the Fund maintain careful monitoring of compliance with the Code of Ethics.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

    A Registration Statement (the "Registration Statement"), of which this Prospectus is a part, has been filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. under the Securities Act of 1933, as amended.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made. "A Statement of Additional Information", to which reference is made in this Prospectus, provides further discussion of certain areas in the prospectus and other matters which may be of interest to some investors and is available by request without cost as indicated herein. The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement, to which reference is made, filed with the Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be obtained from the Commission upon payment of the prescribed fees.

(Right Column)
                                -----------------
                                L E X I N G T O N
                                -----------------





                                -----------------

                                    LEXINGTON
                                    STRATEGIC
                                   INVESTMENTS
                                   FUND, INC.
                                  (filled box)

                    (filled box)Gold and Precious
                                Metals Securities
                    (filled box)Bullion
                    (filled box)No Redemption Charge

                                  (filled box)

                          The Lexington Strategic Group
                                       of
                              Investment Companies
                               -----------------


                              P R O S P E C T U S
                                OCTOBER 27, 1995
                               -----------------

(Left Column)

Investment Adviser
-------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
-------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Transfer Agent
-------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
P.O. Box 419648
Kansas City, Missouri 64141-6648



      ---------------------------------------------
      All shareholder requests for services of any
      kind should be sent to:
      ---------------------------------------------
      Transfer Agent

      STATE STREET BANK AND
      TRUST COMPANY
      c/o National Financial Data Services
      1004 Baltimore
      Kansas City, Missouri 84105

      or call toll free:
      Service and Sales: 1-800-526-0056
      24 Hour Account Information:
      1-800-526-0052
      ---------------------------------------------



Table of Contents                                  Page
-------------------------------------------------------
Fee Table ........................................... 2
Financial Highlights ................................ 2
Description of the Fund ............................. 3
Investment Objective and Policies ................... 3
Risk Considerations ................................. 4
Investment Restrictions ............................. 6
Management of the Fund .............................. 7
  Portfolio Manager ................................. 7
Investment Adviser, Distributor and Administrator ... 8
How to Purchase Shares .............................. 8
How to Redeem Shares ................................11
Shareholder Services ................................13
Tax-Sheltered Retirement Plans ......................14
Dividend, Distribution and
  Reinvestment Policy ...............................14
Tax Matters .........................................15
Performance Calculation .............................15
Custodians, Transfer Agent and
  Dividend Disbursing Agent .........................16
Counsel and Independent Auditors ....................16
Other Information ...................................16

                  LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

                     STATEMENT OF ADDITIONAL INFORMATION

                             OCTOBER 27, 1995


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Strategic Investments Fund, Inc. (the "Fund"), dated October 27, 1995, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

          Shareholder Services Information:       1-800-526-0056
                         Sales Information:       1-800-367-9160
               24-Hour Account Information:       1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

                           TABLE OF CONTENTS

Investment Restrictions..........................................2

Investment Adviser, Distributor and Administrator................4

Portfolio Turnover and Brokerage Commissions.....................5

Redemption of Shares.............................................6

Tax Sheltered Retirement Plans...................................6

Dividends, Distribution and Reinvestment Policy..................7

Tax Matters......................................................7

Performance Calculation.........................................12

Custodians, Transfer Agent and Dividend Disbursing Agent........13

Management of the Fund..........................................14

Financial Statements............................................16

                         INVESTMENT RESTRICTIONS


     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1)The Fund will not issue any senior security (as defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities;
(b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will concentrate its investments in securities of companies engaged in exploration, mining, processing, fabrication and distribution of natural resources (hydrocarbons, minerals, metals of sliver, gold, uranium, platinum and copper). Accordingly, the Fund will have at least 25% of the value of its assets invested in such securities except during unusual and adverse economic conditions that may exist in the material resource industry.

     (3)The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

     (4)The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its gold or its other precious metals or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund s total assets.

     (5)The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (6)The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (7)The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities or bullion provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (8)The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Investments in gold bullion or other precious metals shall not be deemed an investment in a commodity subject to the Fund's investment restrictions. Transaction in which gold bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of gold bullion for cash will not be subject to this restriction.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1)The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (2)The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     (3)The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (4)The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

     (5)The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (6)The Fund will not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (7)The Fund will not invest for the purpose of exercising control over or management of any company.

     (8)The Fund will not invest in oil, gas or mineral leases or mineral exploration programs.

     (9)The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

           INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     LMC, P.O. Box 1515/Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies.

     Under the terms of the investment advisory agreement, LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expenses of officers and directors of the Fund who are also employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes LFD at printers overrun cost, such copies of its prospectus, annual, semi-annual and other reports and shareholder communications as may be reasonably required for sales purposes.

     LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. Currently, the most restrictive of such expense limitation would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million.

     LMC's services are provided and its fee is paid pursuant to an investment advisory agreement, dated December 13, 1991 which will automatically terminate if assigned and which may be terminated by either party upon 60 days notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act").

     For the year ended June 30, 1995, LMC received $902,569 from the Fund in investment advisory fees. For the year ended June 30,1994, LMC received $564,429 from the Fund. For the year ended June 30, 1993, LMC received $152,967 from the Fund and paid the Fund $152,967 in expense reimbursements.

     LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     LFD serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons."

     LMC is a wholly owned subsidiary of Piedmont Management Company Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc.

     Of the directors, officers or employees ("affiliates persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, Petruski and Radsch and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of September 29, 1995, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.


             PORTFOLIO TURNOVER AND BROKERAGE COMMISSIONS

     As a general matter, purchases and sales of portfolio securities by the Fund are placed by LMC with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's investment advisory agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities and Exchange Act of 1934 are met. Section 28(e) of the Securities and Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided
 ...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to LMC or which render to the Fund services which LMC is not required to provide.
The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers.

     The brokerage commissions paid and portfolio turnover rates are as follows:

                       Total Brokerage                 Portfolio Turnover
                       Commissions Paid                        Rate
                       ----------------                ------------------
1993                    $       270                            4.80%
1994                          4,706                           25.66%
1995                        381,584                          115.91%


                         REDEMPTION OF SHARES

     The Fund has elected, pursuant to Rule 18F-1 of the Investment Company Act of 1940, to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such
period.   Such commitment is irrevocable without the prior approval of the
Securities and Exchange Commission. In the case of request for redemptions in excess of such amounts, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency, or if the payments of such redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

                    TAX SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Plan and a 403(b)(7) Plan. Plan support services are available by contacting the Shareholder Services Department of LMC at 1-800-526-0056.

     INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals who have earned income may make tax deductible contributions to their own Individual Retirement Accounts established under Section 408 of the Internal Revenue Code. Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,250 for spousal IRAs) annual deductible IRA contribution. For adjusted gross income above $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service to be furnished to individuals who are considering adopting an IRA may be obtained from the Fund.

     SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

     CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by State Street Bank and Trust Company (the "Agent").


            DIVIDENDS, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to pay dividends semi-annually from investment income also if earned and as declared by its Board of Directors. The Fund intends to declare or distribute a dividend from capital gain income if any, in December in order to comply with distribution requirements of the 1986 Tax Reform Act to avoid the imposition of a 4% excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing requesting payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. A record of shares owned by each shareholder will be maintained by the Agent. These accounts will have the rights of other shareholders with respect to shares so registered (see "How to Purchase Shares
- The Open Account" in the Prospectus).


                              TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.



Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year that satisfy the Distribution Requirement.

     If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such later years. As of June 30, 1995, the Fund has capital loss carryforwards of approximately $65,608,169, which expire through 2003. Under Code Sections 382 and 383, if the Fund has an "ownership change" (as defined), then the Fund's use of its capital loss carryforwards in any years following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October 1995 is 5.75 percent). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are netted against realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, are not in any event characterized as Short-Short Gains if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. (However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss.) Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as Short-Short Gain. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for purposes of the Short-Short Gain Test.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

     Certain transactions in which the Fund may engage (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are marked-to-market and treated as if they were sold for their fair market value on the last business day of the taxable year, even if they have not been in fact terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of this year-end marking-to-market is taken into account together with any other gain or loss actually realized upon the termination of Section 1256 contracts during the taxable year. Gain or loss with respect to Section 1256 contracts (including gain or loss rising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Gains arising from Section 1256 contracts are not taken into account for purposes of the Short-Short Gain Test under the constructive sale of Section 1256.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     If the Fund failed to qualify as a regulated investment company for any taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions would generally be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the following calendar year.
     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The Fund may in certain circumstances have to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

     The Fund intends to distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

     The Fund also intends to distribute to shareholders its net capital gain for each taxable year. When distributed and designated as a capital gain dividend, such gain will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares and including any such gain recognized by the Fund before the shareholder acquired his shares.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than S corporations, which are not eligible for the deduction, and other than for purposes of the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it was received with respect to stock that the Fund held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose certain holding periods under the rules of Code Sections 246(c) (3) and (4);
(2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (I) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (ii) by application of Code Section 246(b), which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). The Fund will notify its shareholders for each taxable year what portionof the ordinary increase dividends for that year are qualifying dividends.
<R/>
     Investment income that may be received by the Fund from sources outside the U.S. may be subject to foreign taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder will be required to include in gross income, his pro rata share of the foreign taxes paid by the Fund, but will be treated as having paid his pro rate share of such foreign taxes and will therefore be allowed either to deduct such amount in computing his taxable income or use it (subject to certain limitations) as a foreign tax credit against federal income tax (but not both). A deduction for foreign taxes may not be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits in his particular circumstances.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized or unrealized undistributed income or gain, subsequent distributions of such amounts will be taxable to the shareholder in the manner described above, although economically they constitute a return of capital to him.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends, capital gain dividends, and the proceeds of redemption of shares paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all,
(2) is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (referred to above in connection with the dividends-received deduction for corporations) will generally apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     If a shareholder (I) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired, and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load on account of the shares disposed of, then the original sales load (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income, or a credit against the U.S. withholding tax, for its pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale or redemption of shares of the Fund or on capital gain dividends.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

     In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state, local and foreign tax rules affecting their investment in the Fund.


                        PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      n
P(1+T)  = ERV

Where:   P   =  a hypothetical initial payment of $1,000
         T   =  average annual total return
         n   =  number of years (1, 5 or 10)
        ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

      Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 or 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

      The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Prior to January 1992, the Fund was managed by a different investment adviser. The total return for the one year and since commencement (1/2/92) period ended June 30, 1995 is as follows:


                                                        Average Annual
             Period                                      Total Return
             ------                                     --------------
             1 year ended June 30, 1995                      -3.38
    42 month period ended June 30, 1995                       6.88%


       CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as the Custodian for the Fund's investments and assets. In addition, the Fund and Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Fund.

     Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company has any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                        MANAGEMENT OF THE FUND

     The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Chairman of the Board.  P.O. Box 1515,
     Saddle Brook, 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., President and Director, Piedmont Management Company Inc.; Director, Reinsurance Corporation of New York; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Insurance Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.

 +BEVERLEY C. DUER, Director, 340 East 72nd Street, New York, N.Y.  10021.
     Private Investor. Formerly, Manager of Operations Research Department - CPC International, Inc.
*+BARBARA R. EVANS, Director.  5 Fernwood Road, Summit, N.J. 07901.  Private
     Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President - Institutional Equity Sales, L.F. Rothchild, Unterberg, Towbin.
*+LAWRENCE KANTOR, Vice President and Director.  P.O. Box 1515, Saddle Brook,
     N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President, General Manager and Director, Lexington Funds Distributor, Inc.
 +DONALD B. MILLER, Director.  10275 Quail Covey Drive, Boynton Beach, Florida
     33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).
 +FRANCIS OLMSTED, Director.  50 Van Hooten Court, San Anselmo, CA  94960.
     Private Investor. Formerly, Manager - Commercial Development (West Coast), Essex Chemical Corporation, Clifton, New Jersey (chemical manufacturers).
 +JOHN G. PRESTON, Director.  3 Woodfield Road, Wellesley, Massachusetts
     02181.  Associate Professor of Finance, Boston College, Boston,
     Massachusetts.
 +MARGARET RUSSELL. Director.  55 North Mountain Avenue, Montclair, Private
     Investor. Formerly, Community Affairs Director, Union Camp Corporation. +PHILIP C. SMITH, Director. 87 Lord's Highway, Weston, Connecticut 06883.
     Private Investor. Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve and Plimony Fund, Inc. (registered investment companies).
 +FRANCIS A. SUNDERLAND, Director.  309 Quito Place, Castle Pines, Castle
     Rock, CO 80104.  Private Investor.
*+ROBERT W. RADSCH, C.F.A., Vice President and Portfolio Manager.  P.O. Box
     1515, Saddle Brook, N.J. 07663. Vice President, Lexington Management Corporation. Prior to July 1994, Senior Vice President, Portfolio Manager and Chief Economist, Bull & Bear Group.
*+LISA CURCIO, Vice President and Secretary.  P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.
*+RICHARD M. HISEY, Vice President and Treasurer.  P.O. Box 1515, Saddle
     Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer,
     Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.
*+RICHARD J. LAVERY, CLU ChFC, Vice President.  P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.
*+JANICE A. CARNICELLI, Vice President.  P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+CHRISTIE CARR, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP. *+SIOBHAN GILFILLAN, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+THOMAS LUEHS, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
     Prior to November, 1993, Supervisor Investment Accounting, Alliance Capital Management, Inc.
*+SHERI MOSCA, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
     Prior to September 1990, Fund Accounting Manager, Lexington Group of Investment Companies.
*+ANDREW PETRUSKI, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663.  Prior to May     1994, Supervising Senior Accountant, NY Life
     Securities.  Prior to December 1990, Senior Accountant, Dreyfus
     Corporation.
*+PETER CORNIOTES, Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
     07663.  Assistant Secretary, Lexington Management Corporation.
     Assistant Secretary, Lexington Funds Distributor, Inc.
*+ENRIQUE J. FAUST, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

* "Interested person" and/or "Affiliated person" of LMC as defined in the 1940 Act.

+ Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs, Miller, Olmsted, Petruski, Preston, Radsch, Smith and Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca and Russell hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

     Directors not employed by the Fund or its affiliates receive an annual fee of $800 and a fee of $160 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. During the fiscal year ended June 30, 1995, the aggregate remuneration paid by the Fund to such directors was $11,821.


                        Aggregate      Total Compensation       Number of
Name of Director    Compensation from       From Fund       Directorships in
                          Fund          and Fund Complex      Fund Complex
----------------    -----------------  -------------------  ----------------

Robert M. DeMichele          0                 $0                  17

Beverley C. Duer           $1350            $19,400                17

Barbara R. Evans             0                  0                  16

Lawrence Kantor              0                  0                  17

Donald B. Miller           $1350            $18,050                16

Francis Olmsted            $1350            $17,550                15

John G. Preston            $1350            $18,050                16

Margaret Russell           $1350            $17,550                15

Philip C. Smith            $1350            $18,050                16

Francis A. Sunderland      $1350            $17,550                15

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Strategic Investments Fund, Inc.

We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Investments Fund, Inc. as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended June 30, 1991 was audited by other auditors whose report was dated August 13, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Investments Fund, Inc. as of June 30, 1995 and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

New York, New York
July 31, 1995

Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1995


Number of
Shares or
Principal                                                                                     Value
 Amount                                     Security                                         (Note 1)
-------------------------------------------------------------------------------------------------------

                  BULLION: 15.6%
                  GOLD BULLION: 10.5%
                  25,588 fine ounces*.......................................................$ 9,837,399

                  PLATINUM BULLION: 5.1%
                  10,996 fine ounces*.......................................................  4,796,456
                                                                                            -----------
                  TOTAL BULLION (cost $14,869,194) ......................................... 14,633,855
                                                                                            -----------
                  GOLD MINING COMMON STOCKS: 79.9%
                  Ghana Gold Mining Shares: 2.3%
   93,000         Ashanti Goldfields (ADR) .................................................  2,162,250
                                                                                            -----------
                  South African Gold Mining Shares: 73.0%
  868,800         Beatrix Mines, Ltd. (ADR) ................................................  6,152,233
  165,000         Beatrix Mines, Ltd. ......................................................  1,168,845
2,138,600         Deelkraal Gold Mining Company, Ltd. (ADR) ................................  1,793,644
1,910,800         Doornfontein Gold Mining Company, Ltd. (ADR)*.............................  1,313,675
   65,000         Driefontein Consolidated, Ltd. (ADR) .....................................    905,938
  164,700         Driefontein Consolidated, Ltd. ...........................................  2,424,057
  168,500         Durban Roodeport Deep, Ltd. (ADR)*........................................  1,575,492
  771,100         East Rand Gold & Uranium Company, Ltd. (ADR) .............................  1,929,677
3,311,000         Eastern Transvaal Consolidated, Ltd. (ADR) ...............................  3,368,943
   63,600         Elandsrand Gold Mining Company, Ltd. (ADR) ...............................    306,075
  150,000         Elandsrand Gold Mining Company, Ltd.*.....................................    722,146
  223,400         Freestate Consolidated Gold Mines, Ltd. (ADR) ............................  2,764,575
   87,125         Freestate Consolidated Gold Mines, Ltd. ..................................  1,114,529
  925,000         Gencor Ltd. ..............................................................  3,180,880
  664,300         Grootvlei Proprietary Mines, Ltd. (ADR) ..................................  1,379,219
  200,000         Grootvlei Proprietary Mines, Ltd. ........................................    415,406
  433,300         Harmony Gold Mining, Ltd. (ADR)*..........................................  3,425,800
   50,000         Hartebeestfontein Gold Mining Company, Ltd. ..............................    180,193
  400,000         H. J. Joel Mining Company, Ltd.*..........................................    324,622
  159,700         Kinross Mines, Ltd. (ADR) ................................................  1,273,623
  233,000         Kloof Gold Mining Company, Ltd. ..........................................  2,660,110
1,000,000         Lebowa Platinum Mines, Ltd.*..............................................  1,100,412
  244,500         Leslie Gold Mines, Ltd. (ADR) ............................................  1,630,547
   60,400         Leslie Gold Mines, Ltd. ..................................................     80,589
  671,700         Loraine Gold Mines, Ltd.*.................................................  2,679,408
  313,200         Northam Platinum Holdings, Ltd.* ..........................................    495,433
   45,400         Randfontein Estates, Gold Mining Company Witwatersrand, Ltd. (ADR) .......    302,763
  187,400         Randfontein Estates, Gold Mining Company Witwatersrand, Ltd. .............  1,250,193


Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1995 (continued)


Number of
Shares or
Principal                                                                                     Value
 Amount                                     Security                                         (Note 1)
-------------------------------------------------------------------------------------------------------

                  South African Gold Mining Shares (continued):
  998,200         Randgold and Exploration Company, Ltd.*................................... $ 2,883,384
   30,000         Rustenburg Platinum Holdings, Ltd. (ADR) .................................     618,759
  341,700         St. Helena Gold Mines Ltd. (ADR) .........................................   2,989,875
   10,000         St. Helena Gold Mines Ltd.*...............................................      90,784
1,429,622         Target Exploration Company, Ltd.*.........................................   1,966,468
  359,700         Unisel Gold Mines, Ltd. (ADR) ............................................     939,717
  126,000         Unisel Gold Mines, Ltd. ..................................................     320,633
   35,700         Vaal Reefs Exploration & Mining Company, Ltd. ............................   2,288,336
  770,000         Western Areas Gold Mining Company, Ltd. (ADR) ............................   8,787,702
   18,400         Western Areas Gold Mining Company, Ltd.*..................................     210,068
  193,200         Winkelhaak Mines, Ltd. (ADR) .............................................   1,434,529
   26,000         Winkelhaak Mines, Ltd. ...................................................     193,122
                                                                                             -----------
                                                                                              68,642,404
                                                                                             -----------

                  United Kingdom Gold Mining Shares: 4.6%

1,851,000         Lonrho Plc (ADR) .........................................................   4,358,180
                                                                                             -----------

                  TOTAL COMMON STOCKS:
                   (cost $81,203,900) ......................................................  75,162,834
                                                                                             -----------

                  CONVERTIBLE DEBENTURES: 1.0%

 $352,822          Target Exploration Company, Ltd., 11.25% due 1/1/1997 (cost $497,083) ...     970,624
                                                                                             -----------

                  SHORT-TERM INVESTMENTS: 4.2%
4,000,000         U.S. Treasury Bills 5.375% due 09/21/95 (cost $3,951,028) ................   3,951,028
                                                                                             -----------
                  TOTAL INVESTMENTS: 100.7% (cost $100,521,205\'86) (Note 1) ...............  94,718,341
                  Liabilities in excess of other assets: (0.7%) ............................    (659,627)
                                                                                             -----------

                  TOTAL NET ASSETS: 100.0% (equivalent to $2.51 per share
                   on 37,400,881 shares outstanding) ....................................... $94,058,714
                                                                                             ===========


*  Non-income producing securities.
   ADR - American Depository Receipt.
(D)Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Strategic Investments Fund, Inc.
Statement of Assets and Liabilities
June 30, 1995


Assets

Investments, at value (cost $100,521,205) (Note 1) ....................................  $ 94,718,341
Cash ..................................................................................       924,698
Receivable for investment securities sold .............................................        40,135
Receivable for shares sold ............................................................       107,011
Dividends and interest receivable .....................................................       282,273
Deferred reorganization expenses, net (Note 1) ........................................        42,106
                                                                                         ------------
    Total Assets ......................................................................    96,114,564
                                                                                         ------------


Liabilities
Due to Lexington Management Corporation (Note 2) ......................................        68,171
Payable for investment securities purchased ...........................................       690,262
Payable for shares redeemed ...........................................................     1,107,814
Accrued expenses ......................................................................       189,603
                                                                                         ------------
    Total Liabilities .................................................................     2,055,850
                                                                                         ------------


Net Assets (equivalent to $2.51 per share on 37,400,881 shares outstanding) (Note 3) ..  $ 94,058,714
                                                                                         ============


Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares, $.001 par value per share ..............  $     37,401
Additional paid-in capital (Note 1) ...................................................   166,629,601
Undistributed net investment income (Note 1) ..........................................       772,732
Accumulated net realized loss on investments (Notes 1 and 6) ..........................   (67,578,568)
Net unrealized depreciation of investments ............................................    (5,802,452)
 ......................................................................................  $ 94,058,714
                                                                                         ============
Net Asset Value, redemption price per share ...........................................         $2.51
                                                                                                =====

Offering price per share (100/94.25 of $2.51 adjusted to nearest cent) ................         $2.66
                                                                                                =====



   The Notes to Financial Statements are an integral part of this statement.

(Left column)

Lexington
Strategic Investments Fund, Inc.
Statement of Operations
Year ended June 30, 1995

Investment Income
Income
  Dividends............................  $ 4,086,252
  Interest.............................      309,061
                                         -----------
                                           4,395,313
  Less: foreign tax expense............      817,031
                                         -----------
    Total investment income............                $ 3,578,282

Expenses
  Investment advisory fees
    (Note 2)...........................      902,569
  Accounting and shareholder
    services expenses (Note 2).........      165,279
  Custodian and transfer agent
    expenses...........................      419,732
  Printing and mailing.................      151,405
  Directors' fees and expenses.........       11,821
  Audit and legal......................       28,473
  Registration fees....................       96,393
  Amortization of deferred
    reorganization expenses
    (Note 1)...........................       28,088
  Computer processing fees.............       22,612
  Other expenses.......................       52,773
                                         -----------
    Total expenses.....................                  1,879,145
                                                       -----------
      Net investment income............                  1,699,137

Realized and Unrealized Loss
  on Investments (Note 4)
Realized loss on investments
    (excluding short-term securities):
  Proceeds from sales.................   119,338,296
  Cost of securities sold.............   124,277,343
                                         -----------
    Net realized loss.................                  (4,939,047)
Unrealized depreciation
    of investments:
  End of period.......................    (5,802,452)
  Beginning of period.................    (4,154,965)
                                         -----------
    Change during period..............                  (1,647,487)
                                                       -----------
    Net realized and unrealized
      loss on investments.............                  (6,586,534)
                                                       -----------
Decrease in Net Assets Resulting
from Operations.......................                 $(4,887,397)
                                                       ===========


(Right column)

Lexington
Strategic Investments Fund, Inc.
Statements of Changes in Net Assets
Years ended June 30, 1995 and 1994


                                                        1995            1994
                                                    -----------     -----------
Net investment income.........................      $ 1,699,137     $ 1,306,963
Net realized loss from
  security transactions.......................       (4,939,047)     (6,775,796)
Increase (decrease) in unrealized
  appreciation (depreciation)
  of investments..............................       (1,647,487)      8,850,021
                                                    -----------     -----------
    Net increase (decrease) in
      net assets resulting
      from operations.........................       (4,887,397)      3,381,188
Distributions to shareholders
  from net investment income..................       (1,662,361)     (1,063,935)
Increase in net assets from
  capital share transactions
  (Note 3)....................................       27,108,968      27,366,122
                                                    -----------     -----------
      Net increase in net assets..............       20,559,210      29,683,375

Net Assets
  Beginning of period.........................       73,499,504      43,816,129
                                                    -----------     -----------
  End of period (including
    undistributed net investment
    income of $772,732 and
    $702,433, respectively)...................      $94,058,714     $73,499,504
                                                    ===========     ===========

   The Notes to Financial Statements are an integral part of these statements.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
June 30, 1995 and 1994


1.  Significant Accounting Policies

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a national securities exchange are valued at the closing price or, in the absence of a recorded sale, at the mean between the last reported bid and asked price. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last reported bid and asked price. Short-term securities are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at June 30, 1995.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

    Deferred   Reorganization   Expenses   Reorganization  expenses  aggregating
$140,435 have been deferred and are being amortized on a straight line basis over five years.


    Distributions Effective January 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As of June 30, 1995, book and tax basis differences amounting to $11,002 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, $22,521 was reclassified from accumulated net realized loss to undistributed net investment income.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
June 30, 1995 and 1994 (continued)


2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1% of the Fund's average daily net assets up to $30 million and at an annual rate of .75% thereafter. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. The investment advisory fee is set forth in the accompanying statement of operations. No reimbursement was required for the year ended June 30, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.


3.  Capital Stock

Transactions in capital stock were as follows:

                                                       Year ended                  Year ended
                                                      June 30, 1995               June 30, 1994
                                               --------------------------    -------------------------
                                                  Shares        Amount         Shares        Amount
                                               -----------   ------------    ----------   ------------
Shares sold..................................  106,249,102   $313,690,114    83,027,947   $199,877,283
Shares issued on reinvestment of dividends...      461,700      1,417,415       333,055        905,910
                                               -----------   ------------    ----------   ------------
                                               106,710,802    315,107,529    83,361,002    200,783,193

Shares redeemed..............................  (98,974,867)  (287,998,561)  (72,746,955)  (173,417,071)
                                               -----------   ------------    ----------   ------------
Net increase.................................    7,735,935   $ 27,108,968    10,614,047   $ 27,366,122
                                               -----------   ------------    ----------   ------------

4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds  from sales of securities  for the year ended
June  30,  1995,   excluding  short  term  securities,   were  $146,914,291  and
$119,338,296, respectively.

At June 30, 1995, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,219,816, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $16,022,268.


5.  Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
June 30, 1995 and 1994 (continued)


6.  Federal Income Taxes-Capital Loss Carryforwards

As of June 30, 1995, $28,080,557 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital. Capital loss carryforwards1 available for federal income tax purposes as of June 30, 1995 are approximately:

$13,839,966 expiring in 1996;
 11,422,434 expiring in 1997;
 13,348,932 expiring in 1998;
  1,703,574 expiring in 1999;
 14,932,782 expiring in 2000;
    591,575 expiring in 2001;
    753,540 expiring in 2002; and,
  9,015,366 expiring in 2003.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.
1Temporary book-tax differences of $1,970,399 are the result of losses generated from wash sales.





Lexington Strategic Investments Fund, Inc.
Financial Highlights
Selected per share data for a share outstanding throughout the period:

                                                                        Year ended June 30,
                                                         -------------------------------------------------
                                                          1995       1994       1993       1992      1991
                                                         -----      -----      -----      -----      -----
Net asset value, beginning of period...............      $2.48      $2.30      $1.26      $2.54      $2.63
Income (loss) from investment operations:
  Net investment income............................        .04        .04        .03          -        .04
  Net realized and unrealized gain (loss)
    on investments.................................        .03        .18       1.01      (1.27)      (.04)
                                                         -----      -----      -----      -----      -----
Total income (loss) from investment operations.....        .07        .22       1.04      (1.27)       .00
                                                         -----      -----      -----      -----      -----
Less distributions:
  Dividends from net investment income.............       (.04)      (.04)         -       (.01)      (.09)
                                                         -----      -----      -----      -----      -----
Net asset value, end of period.....................      $2.51      $2.48      $2.30      $1.26      $2.54
                                                         =====      =====      =====      =====      =====
Total return*......................................      2.47%     9.26%     82.54%    (50.14%)    (0.17%)
Ratios to average net assets:
  Expenses, before reimbursement...................      1.70%      1.76%      3.76%      2.82%      1.98%
  Expenses, net of reimbursement...................      1.70%      1.76%      2.78%      2.50%      1.85%
  Net investment income (loss), before
    reimbursement..................................      1.54%      2.00%      2.05%     (0.10%)     1.51%
Net investment income..............................      1.54%      2.00%      3.03%      0.22%      1.64%
Portfolio turnover.................................    115.91%     25.66%      4.80%     13.92%     12.48%
Net assets, end of period (000's omitted)..........    $94,059    $73,500    $43,816    $14,402    $32,070

**Sales load is not reflected in total return.